A NASDAQ Traded Company - Symbol HBNC

Forward-Looking Statements This presentation may contain forward-looking statements regarding the financial performance, business, and future operations of Horizon Bancorp and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future results or performance. As a result, undue reliance should not be placed on these forward-looking statements, which speak only as of the date hereof. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions, and although management believes that the expectations reflected in such forward-looking statements are accurate and reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause our actual results to differ materially include those set forth in “Item 1A Risk Factors” of Part I of Horizon’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011. Statements in this presentation should be considered in conjunction with such risk factors and the other information publicly available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Horizon does not undertake, and specifically disclaims any obligation, to publicly release any updates to any forward-looking statement to reflect events or circumstances occurring or arising after the date on which the forward-looking statement is made, or to reflect the occurrence of unanticipated events, except to the extent required by law.

Corporate Profile Shares Outstanding (1) 5.7 Million Market Cap (2) $ 155.7 Million Total Assets (3) $ 1.8 Billion Total Deposits (3) $ 1.2 Billion Locations (4) 29 Ownership (5) Insiders 10% Employee Benefit Plans 16% Institutional & Mutual Funds 23% Shares outstanding includes shares issued on July 17, 2012 as currency in the HRTB acquisition Market cap based on price at the close of business on July 31, 2012 at $26.98 per common share Total Assets & Deposits reflect HBNC data as of June 30, 2012, plus HRTB data as of date of acquisition on July 17, 2012 Locations include branches purchased from HRTB, less one office to be closed on August 31st, plus a new loan and deposit production office opened in downtown Indianapolis in July (5) Inside ownership as of June 30, 2012 1

Northwest Indiana/Southwest Michigan… The Right Side of Chicago

29 Current Locations 2 3

Improving State Unemployment Rates Source: www.stats.indiana.edu/topic/laus.asp 4

Improving County Unemployment Rates Source: www.stats.indiana.edu/topic/laus.asp 5

Horizon’s Story Financial Strength Consistent Performance Superior Returns Stable Growth A Company on the Move

Record Earnings “Twelve” Consecutive Years CAGR 10.65% Dollars in Millions 22% Increase 7

Excellent Loan & Deposit Growth Core Funding CAGR 7.19% Dollars in Millions Loans CAGR 8.04% 8

Balanced & Complementary Business Model #1 – Business Banking #2 – Retail Banking #3 – Wealth Management #4 – Retail Mortgage Banking #5 – Mortgage Warehousing Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles 9

Horizon’s Sound Credit Culture

Delinquency Returns To Pre-Recession Levels Thousands Loans Past Due 30 to 89 Days 11

Provision Expense Declining As Non-Performing Loans Stabilize 12

Horizon Consistently Outperforms Peer Groups in Asset Quality Source: FDIC Uniform Bank Performance Reports as of 12/31/11. Peer is a custom group of 16 publicly traded banks headquartered in the state of Indiana. National peer group consists of insured commercial banks having assets between 1 billion and 3 billion. 2nd Qtr. Non-Performing Loans Plus OREO to Gross Loans Plus OREO 13

Heartland Community Bank

Heartland’s Corporate Profile as of March 31, 2012 Total Shares Outstanding 1,442,727 Total Assets $238 Million Total Loans $135 Million Total Deposits $211 Million Branches 6* *Horizon will close one branch on August 31st 15

Acquisition Improves Shareholder Value Strategic Considerations Expands Horizon’s Presence into Central Indiana a Growth Market Lowers Geographic Concentration Risk Opens the Door for Future Opportunities Demonstrates Horizon’s Interest as a Statewide Bank Financial Considerations Heartland is #1 in Deposit Market Share Low Cost of Deposits Accretive to HBNC’s Earnings Per Share in 4th Quarter 2012 Anticipate Cost Saves of Approximately 25% Revenue Enhancement Opportunities 16

A Company on the Move

Company on the Move 1999 2004 2005 2012 Mortgage Warehousing Established Entered St. Joseph Michigan Market Entered South Bend and Elkhart Market Acquired Alliance Bank Entered Lake County Market Acquired American Trust Bank Entered Kalamazoo Michigan Market Entered Indianapolis Market Acquired Heartland Community Bank 2010 2006 2002 2003 Acquired Anchor Mortgage 2008 International Liquidity Crisis Mortgage Loan Originators 6 16 32 Full Service Branches 9 14 24 Commercial Loan Officers 8 15 15 18

Highly Regarded In Our Communities Nine out of Ten Customers - Would Refer a Friend Best Bank – The News Dispatch Readers Poll - Eleven out of Last Twelve Years Best Wealth Management Company – NW Indiana Business Quarterly Best Place to Work – NW Indiana Business Quarterly Family Friendly Work Policies – Clarian Award 19

Highly Regarded for Financial Performance Ranked in the Top 200 Community Banks for Financial Performance – US Banker & ABA Magazines for the Years -2008, 2009, 2010 & 2011 Horizon Named to KBW Bank Honor Roll Only 45 Banks Selected Throughout the United States No Annual Loss in the Past Decade Honor Roll Banks Typically Outperformed the Market; Growth, Earnings and Performance Ratios Includes Names Such as JP Morgan and Wells Fargo 20

Horizon Outperforms the Market For Total Shareholder Return 45 20 21

A NASDAQ Traded Company - Symbol HBNC
Improving County Unemployment Rates Source: www.stats.indiana.edu/topic/laus.asp 5